EXHIBIT 10.13

                         AMENDMENT NUMBER TWO TO SECOND
                     AMENDED AND RESTATED CREDIT AGREEMENT


     This AMENDMENT NUMBER TWO TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, dated as of December 20, 1994, is entered into among SOUTHDOWN, INC., a Louisiana corporation ("Borrower"), the banks and financial institutions that are signatories to the Credit Agreement (collectively, "Banks", and individually, a "Bank"), and WELLS FARGO BANK, N.A., a national banking association, as agent for Banks hereunder ("Agent").

     WHEREAS, Borrower has requested that the Credit Agreement be modified to change certain provisions thereof p e r t aining to pricing, and to permit Borrower and its Subsidiaries to dispose of the Environmental Service Business Assets; and

     WHEREAS, subject to the terms and conditions contained herein, Banks are willing to amend such provisions of the Credit Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants, conditions, and provisions hereinafter set forth, the parties hereto agree as follows:

                                   ARTICLE 1

                                  DEFINITIONS

     1.1 Definitions for this Amendment. Any and all initially capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement, as amended hereby, unless specifically defined herein. For purposes of this Amendment, the following initially capitalized terms shall have the following meanings:

          "Agent" shall have the meaning set forth in the introduction to this Amendment.

          "Amendment" means and refers to this Amendment Number Two to Second Amended and Restated Credit Agreement among Borrower, the Banks, and Agent.

          "Bank" and "Banks" shall have the respective meanings set forth in the introduction to this Amendment.

          "Borrower" shall have the meaning set forth in the introduction to this Amendment.

          "Credit Agreement" means and refers to that certain Second Amended and Restated Credit Agreement, dated as of November 19, 1993, among Borrower, Banks, and Agent, as heretofore amended by that certain Amendment Number One to Second Amended and Restated Credit Agreement dated as of February 18, 1994, among Borrower, Banks parties thereto, and Agent, together with any and all exhibits and schedules thereto.

          1.2 Amendment of Section 1.1 of the Credit Agreement. Section 1.1 of the Credit Agreement hereby is amended as follows:

               (a) The following definitions contained in Section 1.1 of the Credit Agreement hereby are amended and restated in their entirety to read as follows:

                    "Applicable Base Rate Margin" means and refers to, with respect to Base Rate Loans,

           Leverage Ratio                Applicable Base Rate Margin

           greater than or
           equal to 5.00:1.0             1.25 percentage points

           less than 5.00:1.0,
           but greater than or
           equal to 4.25:1.0             0.875 percentage points

           less than 4.25:1.0,
           but greater than or
           equal to 3.75:1.0             0.50 percentage points

           less than 3.75:1.0,
           but greater than or
           equal to 3.25                 0.25 percentage points

           less than 3.25:1,0,
           but greater than or
           equal to 2.25                 0.00 percentage points

           less than 2.25:1.0            0.00 percentage points


               The Applicable Base Rate Margin shall be based upon Borrower's Leverage Ratio which will be calculated quarterly as at the end of each fiscal quarter of Borrower based upon the four (4) immediately preceding fiscal quarters, including the quarter then ended. The applicable margin shall be redetermined q u arterly on the date Agent receives quarterly financial statements pursuant to Section 5.2(a) hereof, (or, in the case of the fourth fiscal quarter in each fiscal year, a certification by the chief financial officer or treasurer of Borrower). In addition to the foregoing, (a) within forty-five (45) days of the date on which Borrower consummates a Qualifying Offering, Borrower may submit a certification by its chief financial officer or treasurer regarding its then current Leverage Ratio (using, for the numerator of such ratio, its then extant level of Funded Debt and, for the denominator, using Consolidated EBITDA minus Capital Expenditures determined for the four fiscal quarters ended as of the last day of the immediately preceding fiscal quarter) and the Applicable Base Rate Margin shall be determined based upon the Leverage Ratio set forth in such certification, and (b) within five (5) days of the date of an exchange of the Convertible Exchangeable Preferred Stock for Exchange Subordinated Debt, Borrower shall submit a certification by its chief financial officer or treasurer regarding its then current Leverage Ratio (using, for the numerator of such ratio, its then extant level of Funded Debt and, for the denominator, using Consolidated EBITDA minus Capital Expenditures determined for the four fiscal quarters ended as of the last day of the immediately preceding fiscal quarter) and the Applicable Base Rate Margin shall be determined based upon the Leverage Ratio set forth in such certification.

                    "Applicable Commercial Letter of Credit Margin" means and refers to, with respect to Commercial Letters of Credit,

           Leverage Ratio                Applicable Commercial Letter
                                         of Credit Margin

           greater than or
           equal to 5.00:1.0             0.50 percentage points

           less than 5.00:1.0,
           but greater than or
           equal to 4.25:1.0             0.45 percentage points

           less than 4.25:1.0,
           but greater than or
           equal to 3.75:1.0             0.40 percentage points

           less than 3.75:1.0,
           but greater than or
           equal to 3.25                 0.35 percentage points

           less than 3.25:1,0,
           but greater than or
           equal to 2.25                 0.30 percentage points

           less than 2.25:1.0            0.25 percentage points


               The Applicable Commercial Letter of Credit Margin shall be based upon Borrower's Leverage Ratio which will be calculated quarterly as at the end of each fiscal quarter of Borrower based up on the four (4) immediately preceding fiscal quarters, including the quarter then ended. The applicable margin shall be redetermined quarterly on the date Agent receives quarterly financial statements pursuant to Section 5.2(a) hereof, (or, in the case of the fourth fiscal quarter in each fiscal year, a certification by the chief financial officer or treasurer of Borrower). In addition to the foregoing, (a) within forty-five (45) days of the date on which Borrower consummates a Qualifying Offering, Borrower may submit a certification by its chief financial officer or treasurer regarding its then current Leverage Ratio (using, for the numerator of such ratio, its then extant level of Funded Debt and, for the denominator, using Consolidated EBITDA minus Capital Expenditures determined for the four fiscal quarters ended as of the last day of the immediately preceding fiscal quarter) and the Applicable Commercial Letter of Credit Margin shall be determined based upon the Leverage Ratio set forth in such certification, and (b) within five (5) days of the date of an exchange of the Convertible Exchangeable Preferred Stock for Exchange Subordinated Debt, Borrower shall submit a certification by its chief financial officer or treasurer regarding its then current Leverage Ratio (using, for the numerator of such ratio, its then extant level of Funded Debt and, for the denominator, using Consolidated EBITDA minus Capital Expenditures determined for the four fiscal quarters ended as of the last day of the immediately preceding fiscal quarter) and the Applicable Commercial Letter of Credit Margin shall be determined based upon the Leverage Ratio set forth in such certification. Anything to the contrary contained herein notwithstanding, there shall not be any increase to, or refund of, any letter of credit fee previously paid with respect to a Commercial Letter of Credit that is outstanding on the day on which the Applicable Commercial Letter of Credit Margin changes.

                    "Applicable LIBOR Rate Margin" means and refers to, with respect to LIBOR Rate Loans,

           Leverage Ratio                Applicable LIBOR Rate Margin

           greater than or
           equal to 5.00:1.0             2.50 percentage points

           less than 5.00:1.0,
           but greater than or
           equal to 4.25:1.0             2.125 percentage points

           less than 4.25:1.0,
           but greater than or
           equal to 3.75:1.0             1.75 percentage points


           less than 3.75:1.0,
           but greater than or
           equal to 3.25                 1.50 percentage points

           less than 3.25:1,0,
           but greater than or
           equal to 2.25                 1.25 percentage points

           less than 2.25:1.0            1.00 percentage points


               The Applicable LIBOR Rate Margin shall be based upon Borrower's Leverage Ratio which will be calculated quarterly as at the end of each fiscal quarter of Borrower based upon the four (4) immediately preceding fiscal quarters, including the quarter then ended. The applicable margin shall be redetermined quarterly on the date Agent receives quarterly financial statements pursuant to Section 5.2(a) hereof, (or, in the case of the fourth fiscal quarter in each fiscal year, a certification by the chief financial officer or treasurer of Borrower). In addition to the foregoing, (a) within forty-five (45) days of the date on which Borrower consummates a Qualifying Offering, Borrower may submit a certification by its chief financial officer or treasurer regarding its then current Leverage Ratio (using, for the numerator of such ratio, its then extant level of Funded Debt and, for the denominator, using Consolidated EBITDA minus Capital Expenditures determined for the four fiscal quarters ended as of the last day of the immediately preceding fiscal quarter) and the Applicable LIBOR Rate Margin shall be determined based upon the Leverage Ratio set forth in such certification, and (b) within five (5) days of the date of an exchange of the Convertible Exchangeable Preferred Stock for Exchange Subordinated Debt, Borrower shall submit a certification by its chief financial officer or treasurer regarding its then current Leverage Ratio (using, for the numerator of such ratio, its then extant level of Funded Debt and, for the denominator, using Consolidated EBITDA minus Capital Expenditures determined for the four fiscal quarters ended as of the last day of the immediately preceding fiscal quarter) and the Applicable LIBOR Rate Margin shall be determined based upon the Leverage Ratio set forth in such certification. Anything to the contrary contained h e rein notwithstanding, (a) any LIBOR Rate Loan that is outstanding on the day on which the Applicable LIBOR Rate Margin changes, shall, until the end of the Interest Period relating to such LIBOR Rate Loan, continue to bear interest at the Applicable LIBOR Rate Margin that was in effect on the date such LIBOR Rate Loan was made, and (b) the letter of credit fee with respect to any Letter of Credit (other than a Commercial Letter of Credit) that is outstanding on the day on which the Applicable LIBOR Rate Margin changes, automatically shall be adjusted as of the date on which the Applicable LIBOR Rate Margin is adjusted.

               (b) The following definitions hereby are added to Section 1.1 of the Credit Agreement (to be inserted in alphabetical order), to read as follows:

                     "Applicable Commitment Fee Percentage" means and refers to, with respect to the calculation of the Commitment Fee provided for in
          Section 2.13 hereof,

           Leverage Ratio                Applicable Commitment Fee Percentage

           greater than or
           equal to 5.00:1.0             0.50 percentage points

           less than 5.00:1.0,
           but greater than or
           equal to 4.25:1.0             0.50 percentage points

           less than 4.25:1.0,
           but greater than or
           equal to 3.75:1.0             0.50 percentage points

           less than 3.75:1.0,
           but greater than or
           equal to 3.25                 0.375 percentage points

           less than 3.25:1,0,
           but greater than or
           equal to 2.25                 0.375 percentage points

           less than 2.25:1.0            0.25 percentage points


               The Applicable Commitment Fee Percentage shall be based upon Borrower's Leverage Ratio which will be calculated quarterly as at the end of each fiscal quarter of Borrower based upon the four (4) immediately preceding fiscal quarters, including the q u arter then ended. The applicable percentage shall be redetermined quarterly on the date Agent receives quarterly financial statements pursuant to
          Section 5.2(a) hereof, (or, in the case of the fourth fiscal quarter in each fiscal year, a certification by the chief financial officer or treasurer of Borrower). In addition to the foregoing, (a) within forty-five (45) days of the date on which Borrower consummates a Qualifying Offering, Borrower may submit a certification by its chief financial officer or treasurer regarding its then current Leverage Ratio (using, for the numerator of such ratio, its then extant level of Funded Debt and, for the denominator, using Consolidated EBITDA minus Capital Expenditures determined for the four fiscal quarters ended as of the last day of the immediately preceding fiscal quarter) and the Applicable Commitment Fee Percentage shall be determined based upon the Leverage Ratio set forth in such certification, and (b) within five (5) days of the date of an exchange of the Convertible Exchangeable Preferred Stock for Exchange Subordinated Debt, Borrower shall submit a certification by its chief financial officer or treasurer regarding its then current Leverage Ratio (using, for the numerator of such ratio, its then extant level of Funded Debt and, for the denominator, using Consolidated EBITDA minus Capital Expenditures determined for the four fiscal quarters ended as of the last day of the immediately preceding fiscal quarter) and the Applicable Commitment Fee Percentage shall be determined based upon the Leverage Ratio set forth in such certification.

     "Environmental Services Business" means the business of Borrower or certain of Borrower's Subsidiaries that involves hazardous or other waste treatment, processing, or incineration.

     "Environmental Services Business Assets" means (i) the stock and assets of the Environmental Subsidiaries, and (ii) the a s sets of Borrower and its Subsidiaries (other than the Environmental Subsidiaries) that relate primarily to the conduct of the Environmental Services Business, excluding assets that are integral or necessary to the conduct by Borrower or any Subsidiary of Borrower (other than any Environmental Subsidiary) of any business other than the Environmental Services Business.

     1.3 Amendment of Section 2.13 of the Credit Agreement. Section 2.13 of the Credit Agreement hereby is amended and restated in its entirety to read as follows:

          2.13 Commitment Fee. Borrower shall pay a fee (the "Commitment Fee") to Agent, to be distributed by Agent to each Bank based upon such Bank's pro rata share of the Facility A Commitment. The Commitment Fee shall be payable quarterly in arrears, commencing on December 31, 1993, continuing on the last day of each September, December, March, and June thereafter so long as the Facility A Commitment is outstanding, and on the date of final termination of the Facility A Commitment. The Commitment Fee that is due and payable on December 31, 1993, shall cover the period of time from the Closing Date to December 31, 1993. On or before the Closing Date, Borrower shall pay to Agent the Commitment Fee (as defined and payable under the 1991 Credit Agreement), covering the period of time from October 1, 1993 through the day prior to the Closing Date.

          The Commitment Fee shall be equal to the then extant Applicable Commitment Fee Percentage, per annum, times the average daily amount of the unfunded portion of the Facility A Commitment, decreased by the amount of the Letter of Credit Usage extant from time to time and shall be calculated, as set forth in Section 2.7 hereof, on the basis of a year of three hundred sixty-five (365) or three hundred sixty-six (366) days, as applicable, for the actual number of days elapsed.

     1.4 Amendment of Section 4.1(c) of the Credit Agreement. Section 4.1(c) of the Credit Agreement hereby is amended to add a sentence at the end thereof to read as follows:

          In connection with (i) the merger of any Environmental Subsidiary with or into any other Person pursuant to Section 6.7(i) hereof, or (ii) any sale or other disposition of any Environmental Services Business Asset pursuant to Section 6.9(i) hereof, if a former Environmental Subsidiary should cease to be a Subsidiary of Borrower by reason of such merger, sale, or other disposition, then, effective as of the moment of consummation of such merger, sale, or other disposition, the Disclosure Statement automatically shall be deemed amended to eliminate all references to such former Environmental Subsidiary that is no longer a Subsidiary of Borrower.


     1.5 Amendment of Section 6.7 of the Credit Agreement. Section 6.7 of the Credit Agreement hereby is amended and restated in its entirety to read as follows:

          6.7 Restriction on Fundamental Changes. Borrower shall not, and shall not permit any of its Subsidiaries to, change its or their name, enter into any merger or consolidation, enter into any reorganization or recapitalization of Borrower's Debt in connection with a troubled debt restructuring, or liquidate, wind up, or dissolve itself or themselves (or suffer any liquidation or dissolution), or convey, sell, assign, lease, transfer, or otherwise dispose of, in one transaction or a series of transactions, all or substantially all of its or their property or assets, whether now owned or hereafter acquired, or acquire by purchase or otherwise all or substantially all of the business, property of, assets of, or stock or other evidence of beneficial ownership of, any Person, except:

               (a) any Specified Subsidiary of Borrower may be merged or consolidated with or into Borrower or any Specified Subsidiary or be liquidated, wound up, or dissolved, or all or any part of its business, property, or assets may be conveyed, sold, assigned, leased, transferred, or otherwise disposed of, in one transaction or a series of transactions, to Borrower or any Specified Subsidiary; provided, however, that in the case of its merger or consolidation, Borrower shall give notice to Agent thereof and cause any such Specified Subsidiary to comply with Section 5.11 hereof to effect and continue the transactions contemplated by this Agreement and the Loan Documents;

               (b) Borrower and its Subsidiaries may make any Investment permitted under Section 6.3 of this Agreement;

               (c) Borrower and its Subsidiaries may sell or otherwise dispose of properties or assets in accordance with the provisions of Section
          6.9 of this Agreement;

               (d) upon thirty (30) days prior written notice to Agent, Borrower or any of the Specified Subsidiaries may change its or their names;

               (e) upon three (3) days prior written notice to Agent, any Subsidiary (other than a Specified Subsidiary) of Borrower may change its name;

               (f) upon ten (10) days prior written notice to Agent, (i) any of the Specified Subsidiaries may merge with and into any of the other Specified Subsidiaries, (ii) any of the Environmental Subsidiaries may merge with and into any of the other Environmental Subsidiaries, and
          (iii) any of Borrower's Subsidiaries, other than Environmental Subsidiaries and Specified S u bsidiaries, may merge with and into any of Borrower's Subsidiaries, other than Environmental Subsidiaries and Specified Subsidiaries;

               (g) Borrower and its Subsidiaries may acquire all or substantially all of the business, properties, or assets of a Person so long as the total purchase consideration per transaction, or series of related transactions, does not exceed Twenty-Five Million Dollars ($25,000,000);

               (h) Borrower may acquire ninety percent (90%) or more of the Capital Stock (or other evidence of beneficial ownership) of a Person and, contemporaneously with such acquisition, cause such Person to be merged with and into Borrower (or its business, properties, and assets to be transferred to Borrower), so long as the total purchase consideration for such transaction, or a series of related transactions, does not exceed Twenty-Five Million Dollars ($25,000,000); and

               (i) Any Environmental Subsidiary may merge with or into another Person, so long as (i) such merger is consummated after December 20, 1994, (ii) the terms of such merger have been approved by the board of directors of such Environmental Subsidiary in the reasonable exercise of their business judgment, and (iii) after giving effect to such merger, neither Borrower nor any Subsidiary of Borrower shall own any of the equity securities of the surviving Person that results from such merger.

     1.6 Amendment of Section 6.9 of the Credit Agreement. Section 6.9 of the Credit Agreement hereby is amended and restated in its entirety to read as follows:

          6.9 Sale of Assets. Without obtaining the prior written consent of the Required Banks, Borrower shall not, and shall not permit any of its Subsidiaries to, sell, assign, transfer, convey, or otherwise dispose of their assets, whether now owned or hereafter acquired, except for:

               (a) the sale or other disposition by Borrower or any of its Subsidiaries of (i) property or assets having de minimis value, or
          (ii) inventory, in each case, in the ordinary course of business;

               (b) an involuntary sale or other disposition (that does not constitute an Event of Default) of any of the properties or assets of Borrower or any of its Subsidiaries;

               (c) the sale or other disposition by Borrower or any of its Subsidiaries, during the period from the Closing Date through the Maturity Date, of properties or assets (the sale or disposition of which would not have a Material Adverse Effect), having an aggregate fair value not to exceed Sixty Million Dollars ($60,000,000); provided, however, that, during any fiscal year of Borrower, such permitted sales or dispositions shall be limited to properties or assets having an aggregate fair value not to exceed Twenty Million Dollars ($20,000,000); provided further, however, that the foregoing shall not be deemed to p e rmit the sale, discount, sale with recourse, or other disposition by Borrower or its Subsidiaries of any of their accounts, general intangibles for the payment of money, or other rights to payment of money, except that this proviso shall not preclude the sale of accounts as part of a sale of the business out of which they arose, an assignment of accounts that is for the purpose of collection only, a transfer of a right to payment under a contract to an assignee that is also to do the performance under the contract, a transfer of a single account to an assignee in whole or partial satisfaction of a pre-existing indebtedness or any sale, discount or other disposition to Borrower;

               (d) the sale or disposition by Borrower or any of its Subsidiaries of the Capital Stock or properties and assets of ( i ) R ho-Chem Corporation, a California corporation, or (ii) Century Resources, Inc., an Illinois corporation;

               (e) the sale or other disposition by any of Borrower's Subsidiaries of properties or assets to Borrower;

               (f) the sale or other disposition by (i) any of B o rrower's Subsidiaries, other than the Environmental Subsidiaries, of properties or assets to any of Borrower's Subsidiaries, (ii) any of the Environmental Subsidiaries of properties or assets to other Environmental Subsidiaries, or (iii) any of the Environmental Subsidiaries of properties or assets to Borrower's Subsidiaries that are not Environmental Subsidiaries, in each case, upon notice by Borrower to Agent of same and compliance to the extent applicable, at the request of Agent, with Section 5.11 to effect and continue the transactions contemplated by this Agreement or the Loan Documents;

               (g) the sale or other disposition by Borrower of any of the Excluded Properties;

               (h) the exchange of approximately 140 acres currently owned by Borrower in Colorado and not necessary for the operation of Borrower's business for real estate of comparable value in Colorado that is expected to be useful in Borrower's business; and

               (i) the sale or other disposition by Borrower or any Subsidiary of Borrower, after December 20, 1994, of Environmental Service Business Assets in one or more transactions, for a price or prices, and on terms, approved by the board(s) of directors of the Persons making the sale or disposition in the reasonable exercise of their business judgment.

          Upon receipt of a written request from Borrower or any of its Subsidiaries with respect to any sale or other disposition permitted under clause (a), (c), (g), or (i) above, Agent shall execute and deliver all agreements and documents as reasonably may be requested to effect a release of the Liens held by Agent, on behalf of Banks, upon the assets or properties that are the subject of such sale or other disposition permitted under this Section 6.9.

     1.7 Amendment of Section 6.11 of the Credit Agreement. Section 6.11 of the Credit Agreement hereby as amended to add a sentence to the end thereof to read as follows:

          The foregoing provisions of this Section 6.11 notwithstanding, any Environmental Subsidiary may enter into any merger permitted by Section 6.7(i) hereof, and Borrower or any of its Subsidiaries may make any sale or disposition permitted by Section 6.9(i) hereof.

     1.8 Amendment of Section 6.12 of the Credit Agreement. Section 6.12 of the Credit Agreement hereby is amended and restated in its entirety to read as follows:

          6.12 Amendments or Waivers of Certain Documents. Borrower shall not, and shall not permit any of its Subsidiaries to, agree to any amendment to, or waive any of its rights with respect to, (a) the terms and provisions regarding interest rates, principal or interest payment amounts, total principal amounts, subordination provisions, events of default, or similar terms and provisions (including applicable definitions) of the Debt, and related indentures or agreements, referred to in subsections 6.1(b) or (c) of this Agreement; provided, however, Borrower may agree to an amendment of the Debt, and the related indentures or agreements, that extends the maturity date of such Debt; (b) any of the material terms of that certain Purchase Agreement, dated August 15, 1987, among Borrower, Browning-Ferris Industries, Inc., and the other signatories thereto, regarding the sale of the Azusa, California, land-fill site, or (c) except in connection with, and as a condition of, any merger permitted by Section 6.7(i) hereof or any sale or other disposition permitted by Section 6.9(i) hereof, any of the material terms of that certain Purchase Agreement dated as of May 23, 1990, as amended by that certain First Amendment to Purchase Agreement, dated as of June 4, 1990, among Browning-Ferris Industries, Inc., Cecos International, Inc., and Borrower.

     1.9 Amendment of Section 6.18 of the Credit Agreement. Section 6.18 of the Credit Agreement hereby is amended and restated in its entirety to read as follows:

          6.18 Restrictive Agreements. Except in connection with any then-pending merger permitted by Section 6.7(i) hereof, as a condition thereof, or in connection with any then-pending sale or other disposition permitted by Section 6.9(i) hereof, as a condition thereof, Borrower shall not, and will not permit any of its Subsidiaries to, enter into any agreement that restricts the ability of such Subsidiary to make payments to Borrower by way of dividends, advances, reimbursements, or otherwise.

     1.10 Amendment of Section 6.22 of the Credit Agreement. Section 6.22 of the Credit Agreement hereby is amended to add a sentence at the end thereof, to read as follows:

          The foregoing provisions of this Section 6.22 notwithstanding, Borrower shall not, directly or indirectly, make any Investment after December 20, 1994, in any Environmental Subsidiary unless such Environmental Subsidiary was an Environmental Subsidiary on December 20, 1994.

                                   ARTICLE 2

                                   CONDITIONS

     2.1 Conditions to the Effectiveness of this Amendment. The effectiveness of this Amendment is subject to the fulfillment, to the satisfaction of Agent, of each of the following conditions:

     2.1.1 the Agent shall have received a certificate from the Secretary or an Assistant Secretary of Borrower attesting to the resolutions of Borrower's board of directors authorizing the execution and delivery of this Amendment and authorizing specific officers to execute and deliver same;

     2.1.2 the Agent shall have received an executed counterpart of this Amendment duly executed and delivered by Borrrower and each Bank; and

     2.1.3 the Agent shall have received a certificate from a Responsible Officer certifying that:

          (i) the representations and warranties of Borrower and the Specified Subsidiaries contained in the Credit Agreement and the Loan Documents, to the extent that each is a party thereto, are true and correct in all material respects at and as of the date of the effectiveness of this Amendment, as though made on and as of such date ( except to the extent that such representations and warranties expressly relate solely to an earlier date);

          (ii) neither an Event of Default nor an Unmatured Event of Default has occurred and is continuing on the date of the effectiveness of this Amendment;

          (iii) on the date of the effectiveness of this Amendment, no Material Adverse Change has occurred, as a result of one or more acts or occurrences; and

          (iv) the Credit Agreement and each of the Loan Documents are in full force and effect, except as heretofore modified, terminated, or released in accordance with the provisions of the Credit Agreement or such Loan Document.
                                   ARTICLE 3

                                 MISCELLANEOUS

     3.1 Effectiveness. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original. All of such counterparts shall constitute but one and the same instrument. Delivery of an executed counterpart of the signature pages of this Amendment by telecopier shall be equally effective as delivery of a manually e x e cuted counterpart. Any party delivering an executed c o unterpart of the signature pages of this Amendment by telecopier thereafter also shall deliver promptly a manually executed counterpart, but the failure to deliver such manually executed counterpart shall not affect the validity, enforceability, or binding effect of this Amendment. This Amendment shall be effective as of the date hereof, subject to the fulfillment of the conditions set forth in Section
2.1 of this Amendment. This Amendment shall have no retroactive effect whatsoever. The foregoing provisions of this Section 3.1 of this Amendment notwithstanding, (i) with respect to any Commercial Letter of Credit issued prior to the effectiveness of this Amendment that remains outstanding at the time this Amendment becomes effective, the letter of credit fee paid with respect to such outstanding Commercial Letter of Credit shall continue to be based on the Applicable Commercial Letter of Credit Margin that was extant at the time such Commercial Letter of Credit was issued, and shall not be affected by the change in the definition of "Applicable Commercial Letter of Credit Margin" provided for in this Amendment, provided that this clause (i) shall not apply with respect to any extension, amendment, modification, or renewal that occurs after the effectiveness of this Amendment with respect to any Commercial Letter of Credit first issued prior to the effectiveness of this Amendment, and
(ii) with respect to any LIBOR Rate Borrowing outstanding at the time this Amendment becomes effective, the interest payable with respect to such LIBOR Rate Borrowing for the remaining duration of the Interest Period in effect at the time this Amendment becomes effective shall continue to be based on the Applicable LIBOR Rate Margin that would have been applicable if this Amendment had not become effective, and shall not be affected by the change in the definition of "Applicable LIBOR Rate Margin" provided for in this Amendment. Notwithstanding anything to the contrary contained in the definitions of the terms "Applicable Base Rate Margin," "Applicable Commercial Letter of Credit Margin," "Applicable Commitment Fee Percentage," or "Applicable LIBOR Rate Margin" to the effect that applicable margins or percentages shall be redetermined quarterly, but subject to the immediately preceding sentence of this Section 3.1, the changes in the percentages set forth in such definitions provided for in this Amendment shall take effect, prospectively, immediately upon the effectiveness of this Amendment, and the implementation of such changes shall not be deferred to the end of a fiscal quarter of Borrower.

     3.2 No Other Amendment. Except as expressly amended hereby, the Credit Agreement shall remain unchanged and in full force and effect. To the extent any terms or provisions of this Amendment conflict with those of the Credit Agreement, the terms and provisions of this Amendment shall control. This Amendment shall be deemed a part of and is hereby incorporated in the Credit Agreement.

     3.3 Governing Law. This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of California.


     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first set forth above.

                                             SOUTHDOWN, INC.,
                                             a Louisiana corporation

                                             By____________________________
                                             Title:______________________


                                             WELLS FARGO BANK, N.A.,
                                             a national banking
                                             association, in its individual
                                             capacity and as Agent

                                             By____________________________
                                             Title:______________________


                                             SOCIETE GENERALE, SOUTHWEST AGENCY

                                             By____________________________
                                             Title:______________________


                                             CREDIT SUISSE

                                             By____________________________
                                             Title:______________________

                                             By____________________________
                                             Title:______________________


                                             CAISSE NATIONALE DE CREDIT AGRICOLE

                                             By____________________________
                                             Title:______________________

                                             BANQUE PARIBAS

                                             By____________________________
                                             Title:______________________


                                             By____________________________
                                             Title:______________________


                                             CIBC INC.

                                             By____________________________
                                             Title:______________________

                                             THE BANK OF NOVA SCOTIA

                                             By____________________________
                                             Title:______________________


                                             THE FIRST NATIONAL BANK OF BOSTON

                                             By____________________________
                                             Title:______________________